UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2013

NILE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 West 4th Ave., Suite 400

San Mateo, California 94402

(Address of Principal Executive Offices)

(650) 458-2670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 15, 2013, Nile Therapeutics, Inc. (the “Company”) entered into a Convertible Note Purchase Agreement (the “Purchase Agreement”) with certain accredited investors pursuant to which it agreed to sell an aggregate principal amount of up to $500,000 of its Secured Convertible Promissory Notes (the “Notes”) for an aggregate original issue price of $425,000, representing a 15% original issue discount. The closing of the private placement also occurred on March 15, 2013, and resulted in the sale of Notes in the aggregate principal amount of $450,000 for an aggregate original issue price of 382,500.

The Notes, which have a maturity date of March 15, 2014, do not bear interest and may be prepaid by the Company without penalty upon 30 days’ written notice, on the terms set forth in the Notes. The Notes are secured by a blanket lien on the Company’s assets pursuant to a Security Agreement dated March 15, 2013.

Upon a Change of Control (as defined in the Notes) in which either (i) the outstanding shares of the Company’s common stock are exchanged for securities of another corporation, or (ii) the Company issues shares of its common stock, with no securities or other consideration paid or payable to holders of the Company’s common stock (e.g., a merger transaction in which the Company acquires another corporation in exchange for shares of the Company’s common stock), then (A) the entire unpaid principal under the applicable Note shall automatically convert, as of immediately prior to the effective time of the Change of Control, into shares of the Company’s common stock at a conversion price per share equal to the Closing Price (as defined in the Notes) on the effective date of the Change of Control, and (B) the Company shall also issue to each Note holder a five-year warrant, in substantially the form attached to the Notes as Exhibit A, entitling the holder to purchase, at an exercise price equal to the Closing Price on the effective date of the Change of Control, that number of shares of the Company’s common stock obtained by dividing (a) the sum of the outstanding principal under the applicable Note by (b) the Closing Price on the effective date of the Change of Control.

Upon a Change of Control other than as described in the preceding paragraph, the Company shall pay to each Note holder an amount in cash equal to 175% of the principal amount then outstanding under the applicable Note. Upon payment of such amount to the Note holders, all of the Company’s obligations under the Notes shall be deemed paid and satisfied in full.

The forms of Note, Purchase Agreement, and Security Agreement are attached hereto as Exhibits 4.1, 10.1, and 10.2, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

The offer and sale of Notes pursuant to the terms of the Purchase Agreement constituted private placements under Section 4(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Compensation of President and CEO

On March 21, 2013, the Company entered into a letter agreement with Darlene Horton, M.D., its President and Chief Executive Officer, which letter agreement amends certain compensation terms under her existing letter agreement dated August 3, 2012, as previously amended on November 5, 2012.

Dr. Horton’s existing letter agreement provided that if, prior to the date of a “compensation adjustment event,” the Company completed a Change of Control Transaction (as defined in the agreement) and Dr. Horton’s employment was terminated by the Company (or any successor entity) without cause during the period beginning on the effective date of the Change of Control Transaction and ending on the six-month anniversary of such effective date, then she would have been entitled to receive a cash payment equal to 5% of the applicable Change of Control Proceeds (as defined in the agreement). For purposes of the agreement, the term “compensation adjustment event” means the date on which the Company secures sufficient capital, whether by a financing or strategic transaction (or any combination thereof) or another means, in order to enable the Company to initiate and fund to completion a Phase 2 clinical trial of the Company’s cenderitide product candidate.

The March 21, 2013 letter agreement amends the payment terms described in the preceding paragraph and provides that if, prior to December 31, 2013, the Company completes a Change of Control Transaction in which either (i) the outstanding shares of the Company’s common stock are exchanged for securities of another corporation, or (ii) the Company issues shares of its common stock, with no securities or other consideration paid or payable to holders of the Company’s common stock (e.g., a merger transaction in which the Company acquires another corporation in exchange for shares of the Company’s common stock), then Dr. Horton will be entitled to receive, immediately prior to the effective time of the Change of Control Transaction, a number of shares of the Company’s common stock equal to 5% of the shares of the Company’s common stock then outstanding on a fully-diluted basis.

The agreement further provides that if, prior to December 31, 2013, the Company completes a Change of Control Transaction other than as described in the preceding paragraph, then Dr. Horton will be entitled to receive a cash payment, on the date of such Change of Control Transaction, equal to 5% of the applicable Change of Control Proceeds (as defined in the agreement).

The foregoing summary of the March 21, 2013 letter agreement is qualified in its entirety by reference to the complete letter agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amendment to Compensation of Chief Financial Officer

On March 21, 2013, the Company entered into a letter agreement with Daron Evans, its Chief Financial Officer, pursuant to which Mr. Evans agreed to reduce his monthly salary to $100 effective February 1, 2013, and defer the balance of his $22,916.66 monthly base salary until such time as the Company completes an Interim Financing Event. The term “Interim Financing Event” means the consummation on or before December 31, 2013, of one or more transactions pursuant to which the Company shall have received, whether by a financing, strategic transaction or another means (or any combination thereof), an aggregate of at least $1,000,000 in gross cash proceeds.

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In addition, the agreement provides that if, prior to December 31, 2013, the Company completes a Change of Control Transaction (as defined in the agreement) in which either (i) the outstanding shares of the Company’s common stock are exchanged for securities of another corporation, or (ii) the Company issues shares of its common stock, with no securities or other consideration paid or payable to holders of the Company’s common stock (e.g., a merger transaction in which the Company acquires another corporation in exchange for shares of the Company’s common stock), then Mr. Evans will be entitled to receive, immediately prior to the effective time of the Change of Control Transaction, a number of shares of the Company’s common stock equal to 4.5% of the shares of the Company’s common stock then outstanding on a fully-diluted basis.

The agreement further provides that if, prior to December 31, 2013, the Company completes a Change of Control Transaction other than as described in the preceding paragraph, then Mr. Evans will be entitled to receive a cash payment, on the date of such Change of Control Transaction, equal to 4.5% of the applicable Change of Control Proceeds (as defined in the agreement).

In consideration of the foregoing, the agreement provides that the Company shall have no further obligations pursuant to the Severance Benefits Agreement between the Company and Mr. Evans, dated July 24, 2010, a copy of which was attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed July 27, 2010.

The foregoing summary of the agreement is qualified in its entirety by reference to the complete agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Note issued to various accredited investors on March 15, 2013 (includes Form of Warrant as Exhibit A).
10.1	Form of Convertible Note Purchase Agreement entered into among Nile Therapeutics, Inc. and various accredited investors on March 15, 2013.
10.2	Form of Security Agreement entered into among Nile Therapeutics, Inc. and various accredited investors on March 15, 2013.
10.3	Letter Agreement between Nile Therapeutics, Inc. and Darlene Horton, M.D., dated March 21, 2013.
10.4	Letter Agreement between Nile Therapeutics, Inc. and Daron Evans, dated March 21, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NILE THERAPEUTICS, INC.

Date: March 21, 2013	By:	/s/ Daron Evans
Daron Evans
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Note issued to various accredited investors on March 15, 2013 (includes Form of Warrant as Exhibit A).
10.1	Form of Convertible Note Purchase Agreement entered into among Nile Therapeutics, Inc. and various accredited investors on March 15, 2013.
10.2	Form of Security Agreement entered into among Nile Therapeutics, Inc. and various accredited investors on March 15, 2013.
10.3	Letter Agreement between Nile Therapeutics, Inc. and Darlene Horton, M.D., dated March 21, 2013.
10.4	Letter Agreement between Nile Therapeutics, Inc. and Daron Evans, dated March 21, 2013.

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